UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 15, 2005

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3442 Francis Road Suite 220 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 15, 2005, Cellu Tissue Holdings, Inc. issued a press release announcing that its parent, Cellu Paper Holdings, Inc., had entered into an Agreement and Plan of Merger (the “Agreement”) with an affiliate of Kohlberg & Company.  A copy of the press release is being furnished as Exhibit 99.1 hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(c) Exhibits

99.1 Release, dated June 15, 2005, “Kohlberg & Company to Acquire Cellu Paper Holdings, Inc.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

Cellu Tissue Holdings, Inc. (Registrant)

Date: June 15, 2005	By: /s/ Dianne M. Scheu
Ms. Dianne M. Scheu Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1 Release, June 15, 2005, “Kohlberg & Company to Acquire Cellu Paper Holdings, Inc.”